                           SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [][x]


Filed by a Party other than the Registrant []


Check the appropriate box:


[] Preliminary Proxy Statement     [] Confidential, for Use of the Commission
                                   Only (as permitted by Rule 14a-6(e)(2))


[][x] Definitive Proxy Statement

[] Definitive Additional Materials


[] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                 XYVISION, INC.
   _____________________________________________________________________ __
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  _____________________________________________________________________ _____
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):


[][x] No fee required.


[] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:


   (2) Aggregate number of securities to which transaction applies:


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[] Fee paid previously with preliminary materials.


[] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:

                                XYVISION, INC.

                             30 New Crossing Road
                       Reading, Massachusetts 01867-3254

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD SEPTEMBER 9, 1999


     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Xyvision, Inc., a Delaware corporation (the "Company"), will be held on Thursday, September 9, 1999 at 10:00 a.m. at the offices of the Company, 30 New Crossing Road, Reading, Massachusetts (the "Meeting") for the purpose of considering and voting upon the following matters:

      1. To elect one Class I Director for the ensuing three years; and

  2. To transact such other business, if any, as may properly come before the Meeting or any adjournment thereof.


     The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

     The Board of Directors has fixed the close of business on Thursday, July 29, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. A list of the Company's stockholders is open for examination to any stockholder at the principal executive offices of the Company, 30 New Crossing Road, Reading, Massachusetts and will be available at the Meeting.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended March 31, 1999, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.


                               By Order of the Board of Directors,


                               Wendy Darland, Secretary

August 12, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                XYVISION, INC.

                             30 New Crossing Road
                       Reading, Massachusetts 01867-3254


                                PROXY STATEMENT


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 9, 1999


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Xyvision, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, September 9, 1999 at 10:00 a.m. at the offices of the Company, 30 New Crossing Road, Reading, Massachusetts 01867-3254 and at any adjournments thereof (the "Meeting").

     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 1999 ARE FIRST BEING SENT OR GIVEN TO STOCKHOLDERS ON OR ABOUT AUGUST 12, 1999. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS. PLEASE ADDRESS ALL SUCH REQUESTS TO THE SECRETARY, XYVISION, INC., 30 NEW CROSSING ROAD, READING, MASSACHUSETTS 01867-3254. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

     All share numbers in this Proxy Statement have been adjusted to give effect to the one-for-five reverse split of the Common Stock that occurred in October 1998.


VOTING SECURITIES AND VOTES REQUIRED


     On July 29, 1999, the record date for determination of stockholders entitled to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 2,852,701 shares of Common Stock of the Company, $.03 par value per share (the "Common Stock"), 234,977 shares of Series B Convertible Preferred Stock of the Company, $1.00 par value per share (the "Series B Stock"), and 175,000 shares of Series C Convertible Preferred Stock of the Company, $.01 par value per share (the "Series C Stock"), constituting all of the voting stock of the Company. Holders of Common Stock are entitled to one vote per share, holders of Series B Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the Series B Stock held by such holders are then convertible (2/5 of a share as of July 29, 1999) and holders of Series C Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the Series C Stock held by such holders are then convertible (10 shares as of July 29, 1999). For the matters to be acted on at the Meeting, holders of the Common Stock, the Series B Stock and the Series C Stock (collectively, the "Capital Stock") shall vote together as a single class.

     The holders of a majority of the shares of Capital Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Capital Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of a plurality of the votes cast by the holders of Capital Stock entitled to vote at the Meeting is required for the election of directors.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter (such as the matter being voted on at the Meeting) that requires the affirmative vote of a plurality or a certain percentage of the votes cast or shares voting on a matter.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information, as of May 31, 1999, with respect to the beneficial ownership of shares of Common Stock, Series B Stock and Series C Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of any class of Capital Stock, (ii) the directors of the Company, (iii) the persons listed in the Summary Compensation Table below (the "Named Executive Officers"), and (iv) all current directors and executive officers of the Company as a group.



                                       AMOUNT AND NATURE                  AMOUNTAND NATURE           AMOUNT AND NATURE
                                       OF BENEFICIAL OWNERSHIP           OF BENEFICIAL OWNERSHIP    OF BENEFICIAL
                                                                                                    OWNERSHIP
                                       OF COMMON STOCK                   OF SERIES B STOCK           OF SERIES C STOCK
                                       _________________________________ __________________________ ___________________
                                                            PERCENT                                  NUMBER   PERCENT
            NAME AND ADDRESS OF        NUMBER OF               OF         NUMBER     PERCENT OF        OF        OF
              BENEFICIAL OWNER         SHARES(1)            CLASS(2)     OF SHARES      CLASS        SHARES    CLASS
______________________________________ ____________         _______      ___________ ____           _______   ___
5% STOCKHOLDERS
Jeffrey L. Neuman                      3,119,120 (3)        67.4%           58,989   25.1%          175,000      100%
Tudor Trust u/d/t
December 12, 1997
450 N. Roxbury Avenue
Los Angeles, CA 90210
James S. Saltzman                          475,097(4)       16.5%           46,686   19.9%                0         *
c/o Saltzman Partners
621 E. Germantown Pike
Plymouth Valley, PA 19401
JTH Associates                              65,141(5)        2.3%           25,758   11.0%                0         *
400 Fifth Avenue South, Suite 305
Naples, FL 33940
Gerlach & Co.                                5,847(6)          *            14,618    6.2%                0         *
111 Wall Street, 8th Floor
New York, NY 10043
Lancer Enterprises                           5,151(7)          *            12,879    5.5%                0         *
Largo della Fontanella di Borghese 19
00186 Rome Italy
United Mineworkers of America                5,070(8)          *            12,675    5.4%                0         *
One Financial Center
Boston, MA 02111
OTHER DIRECTORS
Kevin J. Duffy                              41,600(9)        1.4%                 0      *                 0         *
Leland S. Kollmorgen                         4,800(10)         *                 0      *                 0         *
OTHER NAMED EXECUTIVE OFFICERS
Michael S. Borin                             9,300(11)         *                 0      *                 0         *
Mark LeBlanc                                 5,000(12)         *                 0      *                 0         *
Carol S. Bumbaca                             7,604(13)         *                 0      *                 0         *
Gerald T. Ulbricht                           6,100(14)         *                 0      *                 0         *
All current directors and executive      3,668,621(15)      77.7%          105,675   45.0%          175,000      100%
officers, as a group (9 Persons)

(1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire currently or within 60 days after May 31, 1999 through the exercise of any stock option or other right, including upon the conversion of Series B Stock, Series C Stock or the Company's 6% Convertible Subordinated Debentures due 2002 (the "Debentures"). Any references in these footnotes to options, warrants or other securities held by a person or entity refers only to options, warrants or other securities currently exercisable or exercisable within 60 days after May 31, 1999. The inclusion herein of shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as beneficially owned by such person or entity.
(2) Number of shares of Common Stock deemed outstanding includes 2,852,701 shares outstanding as of May 31, 1999, plus any shares issuable upon conversion of Series B Stock or Series C Stock or subject to options or warrants held by the person or entity in question.
(3) Based upon information provided to the Company by Tudor Trust, includes 23,595 shares of Common Stock issuable upon conversion of Series B Stock and 1,750,000 shares of Common Stock issuable upon conversion of Series C Stock. Includes securities held by both Mr. Neuman and by Tudor Trust. Mr. Neuman is the grantor, sole trustee and sole current beneficiary of Tudor Trust. See "Certain Transactions."
(4) Includes 18,674 shares of Common Stock issuable upon conversion of Series B Stock and 4,000 shares of Common Stock subject to outstanding stock options. Consists of securities held by both Mr. Saltzman and Saltzman Partners. Mr. Saltzman is the General Partner of Saltzman Partners.
(5) Includes 10,303 shares of Common Stock issuable upon conversion of Series B Stock.
(6) Consists of 5,847 shares of Common Stock issuable upon conversion of Series B Stock.
(7) Consists of 5,151 shares of Common Stock issuable upon conversion of Series B Stock.
(8) Consists of 5,070 shares of Common Stock issuable upon conversion of Series B Stock.
(9) Consists of 41,600 shares of Common Stock subject to outstanding stock options.
(10) Includes 4,600 shares of Common Stock subject to outstanding stock options. Includes securities held by both Mr. Kollmorgen and a Profit Share Plan for Mr. Kollmorgen.
(11) Consists of 9,300 shares of Common Stock subject to outstanding stock options.
(12) Consists of 5,000 shares of Common Stock subject to outstanding stock options.
(13) Consists of 7,604 shares of Common Stock subject to outstanding stock options.
(14) Consists of 6,100 shares of Common Stock subject to outstanding stock options.
(15) Includes an aggregate of 74,204 shares subject to outstanding stock options, 42,269 shares of Common Stock issuable upon conversion of Series B Stock and 1,750,000 shares of Common Stock issuable upon conversion of Series C Stock.


                             ELECTION OF DIRECTORS


     The Company's Board of Directors is divided into three classes (designated Class I directors, Class II directors and Class III directors), with members of each class serving for staggered three-year terms. There are currently one Class I director, whose term expires at the 1999 Annual Meeting of Stockholders, two Class II directors, whose terms expire at the 2000 Annual Meeting of Stockholders, and one Class III director, whose term expires at the 2001 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

     The persons named in the enclosed proxy will vote to elect, as Class I director, James S. Saltzman, the director nominee named below, unless the proxy is marked otherwise. Mr. Saltzman is currently a director of the Company.

     The Class I director will be elected to hold office until the 2002 annual meeting of stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal). The nominee has indicated his willingness to serve, if elected; however, if the nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. The Board of Directors has no reason to believe that the nominee will be unable to serve if elected.

     Set forth below are the names and certain information with respect to each director of the Company, including the nominee for Class I director. There are no family relationships among any of the directors and executive officers of the Company.


                         NOMINEE FOR CLASS I DIRECTOR


     James S. Saltzman, age 55, has been the General Partner of Saltzman Partners, an investment firm, since 1982. Since January 1997, Mr. Saltzman has served as Vice Chairman of Madison Monroe, Inc., a private company engaged in investments. He served as Chairman of the Board of Directors of the Company from February 1994 to February 1995. He has been a director of the Company since 1992. Mr. Saltzman serves on the Board of Directors of Dynasil Corporation of America.


                              CLASS II DIRECTORS


     Kevin J. Duffy, age 44, has served as President and Chief Operating Officer of the Company since August 1996 and as a director of the Company since October 1996. In December 1998, he was elected President and Chief Executive Officer of Xyvision Enterprise Solutions, Inc. Previously, he served as Senior Vice President and General Manager, Xyvision Publishing Group from December 1995 to September 1996. From April 1991 to December 1995 he served as Vice President, North American Sales. Mr. Duffy joined the Company in June 1983.

     Jeffrey L. Neuman, age 55, has been Chairman of the Board of Directors of the Company since October 1996. Mr. Neuman has been a private investor since 1987.


                              CLASS III DIRECTOR


     Leland S. Kollmorgen, age 72, has been the President of TLK Inc., a business consulting firm, since 1983 and is a self-employed consultant. Rear Admiral Kollmorgen (USN, Retired) is a consultant and former Chief of Naval Research to the United States Navy. He has been a director of the Company since 1988.

     For information relating to shares of Common Stock owned by each of the directors, see "Security Ownership of Certain Beneficial Owners and Management."


BOARD AND COMMITTEE MEETINGS


     The Board of Directors of the Company met six times (including by telephone conference) during fiscal 1999. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

     The Board of Directors has an Audit Committee, which provides the opportunity for direct contact between the Company's independent public accountants and the Board. The Audit Committee reviews the effectiveness of the auditors during the annual audit, discusses the Company's internal accounting control policies and procedures and considers and recommends the selection of the Company's independent public accountants. The Audit Committee met once during the fiscal 1999. The current Audit Committee members are Messrs. Kollmorgen and Saltzman (Chairman).

     The Board of Directors has a Compensation and Stock Option Committee (the "Compensation Committee"), which provides recommendations to the Board regarding compensation programs of the Company and administers the Company's stock option and stock benefit plans. The Compensation Committee met once during fiscal 1999. The current Compensation Committee members are Messrs. Kollmorgen (Chairman) and Saltzman.

     The Board of Directors has a Nominating Committee, which provides recommendations to the Board of Directors regarding nominees for directorships. The Nominating Committee did not meet during fiscal 1999, as its function for such period was performed by the full Board of Directors. The Committee will consider nominees recommended by stockholders. Stockholders who wish to recommend nominees for director should submit such recommendations to Wendy Darland, Secretary of the Company, at the principal executive offices of the Company, who will forward them to the Nominating Committee for consideration. The current Nominating Committee members are Messrs. Saltzman (Chairman) and Kollmorgen.


DIRECTOR COMPENSATION


     Directors who are not employees of the Company receive directors' fees of $2,000 per year. Such outside directors also receive fees of $500 for each Board meeting attended in person and $250 for each telephonic Board meeting in which the director participates, and directors who are members of Committees of the Board of Directors receive fees of $250 per Committee meeting attended, provided such Committee meeting was not held on the same day as a Board meeting. Directors are also reimbursed for expenses incurred in attending Board or Committee meetings. Directors who are employees receive no additional compensation for serving as directors.

     Under the Company's 1992 Director Stock Option Plan, each newly elected outside director is granted, upon his initial election as a director, a non-qualified option to purchase 4,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock as of the date of grant.


                            EXECUTIVE COMPENSATION


Summary Compensation


     The following table sets forth certain information with respect to compensation, for the fiscal years indicated, of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 1999.


                          SUMMARY COMPENSATION TABLE



                                                 ANNUAL COMPENSATION   LONG-TERM COMPENSATION
                                                 _____________________ ________________________
                                                                               AWARDS
                                                                       ______
                                        Fiscal                               Securities         All Other
Name and Principal Position              Year    Salary(1)     Bonus     Underlying Options     Compensation(2)
_______________________________________ ____     ________    _______   ________________________ ______________
Kevin J. Duffy                            1999   $172,827    $ 1,500              -             $1,743
President and Chief Operating Officer     1998   $150,000          -              -             $1,500
                                          1997   $142,327          -           40,000           $1,573
Gerald T. Ulbricht                        1999   $105,174    $50,107           17,600           $1,261
Vice President, North American Sales      1998           -         -              -                    -
                                          1997           -         -              -                    -
Mark LeBlanc                              1999   $118,981    $15,000           20,000           $1,013
Vice President, Engineering               1998           -         -              -                    -
                                          1997           -         -              -                    -
Carol S. Bumbaca                          1999   $116,558    $ 2,500           14,000           $1,188
Vice President, Customer Support          1998           -         -              -                    -
                                          1997           -         -              -                    -
Michael S. Borin                          1999   $118,847          -            7,000           $1,188
Vice President, Human Resources           1998   $110,001          -              -             $1,100
                                          1997   $ 93,558          -            8,000           $  936
---------------------

(1) In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer.
(2) Consists of Company matching contributions to the Company's 401(k) Plan.

Option/SAR Grants


     The following table sets forth certain information concerning grants of stock options made during the year ended March 31, 1999 to each of the Named Executive Officers. The Company granted no stock appreciation rights during the year ended March 31, 1999.


                       OPTION GRANTS IN LAST FISCAL YEAR



                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                                                         ANNUAL RATES OF STOCK
                                                                                          PRICEAPPRECIATION
                                                                                           FOR
                        INDIVIDUAL GRANTS                                                   OPTION TERM (1)
                        ________________________________________________________________ _____________________
                        NUMBER OF    PERCENT OF
                        SECURITIES   TOTAL OPTIONS
                        UNDERLYING     GRANTED TO   EXERCISE PRICE
                          OPTIONS     EMPLOYEES IN        PER
NAME                      GRANTED     FISCAL YEAR      SHARE (2)       EXPIRATION DATE     5%        10%
_______________________ ______       ______________ __________________ _________________ ______    _______
Kevin J. Duffy                   -               -     -                             -        -          -
Gerald T. Ulbricht          17,600             21%  $ .75                       7/1/08   $8,301    $21,037
Mark LeBlanc                20,000             24%  $ .75                       7/1/08   $9,433    $23,906
Carol S. Bumbaca            14,000             17%  $ .75                       7/1/08   $6,603    $16,734
Michael S. Borin             7,000              9%  $ .75                       7/1/08   $3,302    $ 8,367
---------------------

(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.
(2) All options were granted at fair market value as determined by the Board of Directors of the Company on the date of the grant.


Fiscal Year-End Option Value Table


     The following table sets forth certain information regarding the number and value of unexercised stock options held as of March 31, 1999 by each of the Named Executive Officers. No stock options were exercised during fiscal 1999 by the Named Executive Officers and no stock appreciation rights were exercised during fiscal 1999 by the Named Executive Officers or were outstanding at year end.


                         FISCAL YEAR-END OPTION VALUES



                               NUMBER OF SECURITIES UNDERLYING UNEXERCISED
                                      OPTIONS AT FISCAL YEAR-END(1)
                               ____________________________________________
     NAME                              EXERCISABLE / UNEXERCISABLE
____________________________   ____________________________________________
     Kevin J. Duffy                          41,600 / 20,400
     Gerald T. Ulbricht                       1,700 / 18,300
     Mark LeBlanc                               0 / 20,000
     Carol S. Bumbaca                         4,103 / 15,897
     Michael S. Borin                         7,450 / 12,550
     ---------------------

(1) As of March 31, 1999, the Named Executive Officers held no unexercised in-the-money options.

Employee Severance Benefit Plan


     The Company has an Employee Severance Benefit Plan in which all full-time employees (including executive officers) who have been employed by the Company for at least 90 days participate. Under this Plan, if a "change in control" of the Company (as defined in the Plan) occurs, and within 12 months thereafter a participant's employment with the Company is terminated either by the Company other than for "cause" or "disability" (each as defined in the Plan) or by the participant for "good reason" (as defined in the Plan), then (i) the participant is entitled to (a) a cash payment equal to 50% of his or her annual base compensation if he or she has been employed by the Company for less than one year or 100% of his or her annual base compensation if he or she has been employed by the Company for one year or more (subject to reduction in certain events for tax reasons) and (b) a continuation of certain insurance benefits for a period of one year, and (ii) all outstanding stock options held by the participant shall immediately become exercisable in full. Notwithstanding the foregoing, if a particular change in control of the Company is approved in advance by the Board of Directors of the Company, participants shall not be entitled to any of the foregoing benefits. This Plan may be amended or terminated by the Board of Directors at any time prior to the occurrence of a change in control. Amounts payable to any employee under the Plan are reduced by amounts payable to such employee under any other program or agreement under which he or she will receive benefits. On December 31, 1998, as part of the Restructuring (as defined below), Xyvision Enterprise Solutions, Inc., a newly formed subsidiary of the Company, assumed this Plan.


                             CERTAIN TRANSACTIONS


The Restructuring


     On December 31, 1998, the Company effected a corporate restructuring (the "Restructuring") pursuant to the terms of an agreement dated as of December 22, 1998 by and among the Company, Xyvision Enterprise Solutions, Inc. ("XyEnterprise") and Tudor Trust. Jeffrey L. Neuman, Chairman of the Board of Directors of the Company, is the grantor, sole trustee and sole current beneficiary of Tudor Trust.

     Pursuant to the Restructuring, and the terms of a Contribution and Assumption Agreement dated as of December 31, 1998 by and between the Company and XyEnterprise, substantially all of the assets of the Company's publishing business were transferred to XyEnterprise, while the majority of its liabilities, including obligations under its line of credit with Tudor Trust, remained with the Company. On December 31, 1998, the Company and Tudor Trust entered into an amendment to the line of credit, as detailed below.

     Tudor Trust also surrendered for cancellation as of December 31, 1998 all of its Common Stock Purchase Warrants, covering an aggregate of 4,956,000 shares of Common Stock of the Company at various exercise prices.

     Independently of the Company, on December 1, 1998, Tudor Trust made an offer to certain holders of the Company's outstanding Debentures, 15% Promissory Notes and 4% Promissory Notes to purchase such securities at 10% of their face value. On December 31, 1998, Tudor Trust agreed to reduce the Company's liability with respect to any such acquired securities to the purchase price paid by Tudor Trust. As of July 29, 1999, Tudor Trust had purchased, and the Company had cancelled, $25,000 aggregate principal amount of Debentures and $347,000 aggregate principal amount of 4% Promissory Notes.

     On December 31, 1998, XyEnterprise and Tudor Trust entered into a Loan Agreement providing XyEnterprise with a $1,000,000 line of credit to use for working capital and general business purposes. The line of credit bears an interest rate of 8% per annum and is collateralized by substantially all of the assets of XyEnterprise. On July 1, 1999, XyEnterprise and Tudor Trust entered into an amendment to the line of credit, among other things, to increase the amount available thereunder to $1,750,000 and extend the term of the line of credit to June 30, 2001.

     XyEnterprise and Tudor Trust entered into a Series A Convertible Preferred Stock Purchase Agreement, dated as of December 31, 1998, pursuant to which Tudor Trust purchased 400,000 shares of Series A Preferred Stock of XyEnterprise for an aggregate purchase price of $1,000,000. On July 1, 1999, XyEnterprise and Tudor Trust entered into a Series A Convertible Preferred Stock Purchase Agreement, pursuant to which Tudor Trust purchased

300,000 shares of Series A Preferred Stock of XyEnterprise for an aggregate principal purchase price of $750,000. The Series A Preferred Stock converts into Common Stock of XyEnterprise on a one-for-one basis, subject to adjustment.


Tudor Trust Credit Line


     On June 30, 1992, the Company obtained a $2,000,000 line of credit with Tudor Trust. The line, which is payable on demand, is secured by the shares of Common Stock of XyEnterprise held by the Company and has been used for working capital and general business purposes. Interest on the line of credit is payable annually. On September 28, 1993, the Company and Tudor Trust amended the line of credit, among other things, to increase the amount available thereunder to $2,500,000. On December 3, 1993, the Company and Tudor Trust entered into an additional amendment to the line of credit to increase the amount available thereunder to $3,000,000. On February 29, 1996, the Company and Tudor Trust entered into an additional amendment to the line of credit to increase the amount available thereunder to $4,000,000. On May 31, 1996, the Company and Tudor Trust entered into an additional amendment to the line of credit, among other things, to increase the amount available thereunder to $5,000,000 and to reduce the interest rate on the line of credit to 8% per annum. On November 22, 1996, the Company and Tudor Trust entered into an additional amendment to the line of credit, among other things, to increase the amount available thereunder to $6,000,000.

     On November 10, 1997, the Company and Tudor Trust entered into an additional amendment to the line of credit, among other things, to increase the amount available thereunder to $8,300,000, reduce the interest rate on the line of credit to 6%, provide for Tudor Trust to cause the issuance of a letter of credit from a bank in the amount of $444,600 to the Company's landlord and extend the term of the line of credit to March 31, 2001. In consideration for such amendment, the Company issued to Tudor Trust a warrant for the purchase of 2,000,000 shares of Common Stock of the Company at an exercise price of $.80 per share, which warrant was cancelled on December 31, 1998 as part of the Restructuring.

     On June 26, 1998, the Company and Tudor Trust amended and restated the line of credit, among other things, to (i) increase the amount available thereunder to $13,500,000, (ii) provide that Tudor Trust shall have the sole discretion to decide whether or not to make advances of funds thereunder, (iii) provide that the interest payable thereunder from December 1, 1997 through January 1, 1999 shall be paid in shares of Common Stock based on the fair market value of the Common Stock, (iv) provide Tudor Trust with the option of receiving the interest payable thereunder after January 1, 1999 in cash or in shares of Common Stock based on the fair market value of the Common Stock, and
(v) increase the interest rate on the line of credit to 8% per annum. In consideration for such amendment, the Company issued to Tudor Trust a warrant for the purchase of 600,000 shares of Common Stock of the Company at an exercise price of $1.25 per share, which warrant was cancelled on December 31, 1998 as part of the Restructuring.

     On December 31, 1998, as part of the Restructuring, the Company and Tudor Trust amended the line of credit, among other things, to (i) decrease the amount available thereunder to $12,226,620, (ii) convert $1,750,000 of the outstanding indebtedness thereunder into 175,000 shares of Series C Stock (each of which is convertible into 10 shares of Common Stock), (iii) provide for the convertibility of an additional $5,000,000 of the outstanding indebtedness thereunder into Series C Stock beginning in June 1999 at the option of Tudor Trust at a conversion ratio of $10 per share, (iv) decrease the interest rate on the convertible portion of the line of credit to 6% per annum, (v) accelerate the term of the line of credit to March 31, 2000, and (vi) release liens held by Tudor Trust on the Company's assets which were transferred to XyEnterprise while taking a security interest in the 2,800,000 shares of Common Stock of XyEnterprise held by the Company.


Other Transactions


     Tudor Trust has a 50% equity interest in Document Management Solutions, Inc., a systems integration services company serving the publishing industry. The Company paid Document Management Solutions, Inc. $57,466 and $6,413 for integration services provided to the Company in fiscal 1998 and 1999, respectively.

     On May 21, 1997, the Company and Tudor Trust entered into an exchange agreement pursuant to which Tudor Trust exchanged Debentures in the aggregate principal amount of $20,000 for 1,655 shares of Common Stock of the Company.


                        INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors has selected the firm of PricewaterhouseCoopers LLP to serve as the Company's independent public accountants for the current fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.


                                    GENERAL


OTHER MATTERS


     The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.


STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING


     Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy materials for its 2000 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of the Company at its offices, 30 New Crossing Road, Reading, Massachusetts 01867-3254 no later than April 14, 2000.

     If a stockholder of the Company wishes to present a proposal before the 2000 Annual Meeting other than one submitted for inclusion in the Company's proxy statement and proxy, such stockholder must give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no later than June 28, 2000. If a stockholder fails to provide timely notice of a proposal to be presented at the 2000 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on that proposal if it is properly brought before the 2000 Annual Meeting.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Except as described below and based solely on its review of copies of reports filed by the Reporting Persons furnished to the Company, the Company believes that during the last fiscal year the Reporting Persons complied with all Section 16(a) filing requirements.

     Jeffrey L. Neuman, the Chairman of the Board of the Company, and Tudor Trust, of which Mr. Neuman is the grantor, sole trustee and sole current beneficiary, each failed to file a Form 5 for the fiscal year ended March 31, 1999.


COSTS OF SOLICITATION


     The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution. Georgeson & Company Inc. has been engaged by the Company to solicit proxies on behalf of the Company. For these services, the Company expects to pay Georgeson a fee of $1,600 plus reimbursement of its reasonable out-of-pocket expenses. In addition, the Company has agreed to indemnify Georgeson against liabilities or claims arising out of the performance by Georgeson of such services.

                               By Order of the Board of Directors,
                               Wendy Darland, Secretary
August 12, 1999


     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.

                                                                     Appendix A


                                XYVISION, INC.
                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 9, 1999


                     THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY
                  AND SHOULD BE RETURNED AS SOON AS POSSIBLE


     The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Kevin J. Duffy, Wendy Darland and Kevin P. Lanouette, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of XYVISION, INC. (the "Company") to be held on Thursday, September 9, 1999 at 10:00 a.m. at the offices of the Company, 30 New Crossing Road, Reading, Massachusetts, and any adjournments thereof, and there to vote and act upon the following matter in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

     In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

     A VOTE "FOR" THE DIRECTOR NOMINEE IS RECOMMENDED BY THE BOARD OF
DIRECTORS.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" THE DIRECTOR NOMINEE.


To elect James S. Saltzman for Class I Director to serve for the ensuing three years.
      []   FOR        [] WITHHOLD

      Please mark your votes as indicated in this example  [][x]


      MARK HERE FOR ADDRESS        []
      CHANGE AND NOTE AT LEFT


      MARK HERE IF YOU PLAN         []
      TO ATTEND THE MEETING


                                            Dated: ______________________, 1998


                                             ___________________________________
                                              Signature


                                             ___________________________________
                                      Signature if held jointly

      NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER, GIVING FULL TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON, GIVING FULL TITLE.